October 19, 2006

Dear NYMEX Stockholder:

As you may know, we have filed a registration statement on Form S-1 with the Securities and Exchange Commission ("SEC"), relating to the proposed initial public offering of our common stock ("IPO").

With this letter, we are inviting you to offer to sell in the IPO some or all of your shares of Series A-1, A-2 and A-3 Common Stock, in the manner and subject to the conditions set forth below. You may elect to sell some or all of your shares of Series A-1, A-2 or A-3 Common Stock in the IPO from any series that you choose. For example, you may choose to sell all of your A-3 Shares and none of your A-1 and A-2 Shares. You may only sell in 1,000 share increments and your election is subject to cut-back by us as described below. Please note that you are under no obligation to sell in the IPO. If you do not want to sell any shares in the IPO, you do not need to do anything with this invitation or the documents enclosed with this letter.

This letter is providing you the opportunity to offer to sell some or all of your shares of Series A-1, A-2 and A-3 Common Stock in the manner set forth herein. However, NYMEX Holdings, Inc.'s ability to complete the IPO is contingent upon, among other things, necessary regulatory approvals and there can be no assurance that we will proceed with or complete the proposed IPO and if it does occur, there can be no assurance as to the final number of shares of common stock that you will be able to sell in the offering.

Please note that we expect to continue to require that in order to be a NYMEX Division member firm, such firm must own and hold two NYMEX Division Class A Memberships (each an "Exchange Membership") along with the corresponding 180,000 shares of NYMEX Holdings common stock (consisting of 90,000 shares for each of the two Exchange Memberships). As a result, we expect that notwithstanding the transfer restrictions applicable to Series A-1, A-2 and A-3 Common Stock, following the IPO, we will permit and administer the trading of NYMEX Division bundled seats (each consisting of one Exchange Membership and 90,000 shares of NYMEX Holdings common stock). In addition, following the IPO, we expect to permit and administer the trading of Exchange Memberships.

If you want to sell any of your shares in the IPO, you will need to deliver properly completed and signed copies of each of the items listed below (forms are enclosed) to NYMEX Holdings, Inc., One North End Avenue, World Financial Center, New York, NY 10282 Attention: Donna Talamo, Vice-President and Assistant Corporate Secretary (Telephone: (212) 299-2372/ Fax: (212) 301-4645) on or before 3:00 pm New York City time, on Friday, October 27, 2006:

    a Custody Agreement,
    an IPO Participation Questionnaire,
    an Irrevocable Power of Attorney,
    a NASD Questionnaire, and
    a Substitute Form W-9

We have also attached as Exhibit A to this letter a copy of the representations, warranties and indemnification provisions contained in the draft Underwriting Agreement that would be applicable to you as a selling stockholder for your review.

Additionally, you may review the registration statement for the IPO that has been filed by NYMEX Holdings, Inc. with the SEC at www.sec.gov/edgar/searchedgar/companysearch.html and typing in "NYMEX" under "Company name."

Please note that we have included two (2) signature pages for each of the Irrevocable Power of Attorney and Custody Agreement. Please ensure that you have executed both signature pages as you are required to deliver two (2) original executed signature pages to these agreements.

In addition, if your shares are held in the name of a trust, corporation, partnership, LLC or other entity (that is, other than a natural person), you will need to submit evidence of your authorization to execute the enclosed documents on behalf of such entity. Please note that, even though current stockholders do not hold shares in certificated form, you must execute the Custody Agreement in order to sell in the IPO.

Please note that we are not required to accept materials received after the Friday, October 27, 2006 deadline. Thus, if you would like to participate in the IPO, you must submit the required materials by this date.

These documents contain a number of important provisions, and we urge you to read them carefully before signing them in order to sell in the IPO. In particular, you should note the following:

Custody Agreement

The Custody Agreement provides that you transfer to American Stock Transfer & Trust Company, our transfer agent, custody of shares of the Series A-1, A-2 and/or A-3 Common Stock in the amounts you indicate therein. This custody arrangement is intended to facilitate closing the IPO with multiple selling stockholders and must be entered into even though no shares are in certificated form.

Since both the Custody Agreement and the Power of Attorney will be irrevocable until the earlier to occur of the (i) the consummation of the IPO; or (ii) withdrawal by us of the registration statement on Form S-l relating to the IPO; or (iii) January 31, 2007, you will not be able to sell or transfer any of the shares of Series A Common Stock identified in the Power of Attorney and Custody Agreement until that time. Any shares that are not sold in the IPO will be released from custody to you.

IPO Questionnaire

If you sell shares in the IPO, you will be named as a "selling stockholder" in the registration statement and the prospectus for the IPO. The IPO Questionnaire requests certain information from you that may be disclosed in the registration statement and prospectus to the extent required or deemed necessary.

Irrevocable Power of Attorney

The Irrevocable Power of Attorney designates as your attorneys-in-fact Donna Talamo, Vice President and Assistant Corporate Secretary and Dawn Lowe, Vice President -- Membership Services, both as representatives of NYMEX Holdings, Inc., with the power and authority to act on your behalf and sell in the IPO all of the shares of common stock you indicate -- or any lesser number as may be determined by us in our sole discretion -- at a price to be determined by future consultation between the underwriters of the IPO and our Board of Directors. In addition, the Irrevocable Power of Attorney provides the attorneys-in-fact with the power and authority to take all other actions on your behalf in order to complete the IPO, including entering into the Underwriting Agreement on your behalf.

NASD Questionnaire

A completed NASD Questionnaire is required of selling stockholders. It is used to determine potential conflicts of interest and completion of the questionnaire is necessary in order to make required filings to obtain regulatory approvals to complete the IPO.

Substitute Form W-9

The Substitute Form W-9 is required for federal income tax purposes. This form should only be completed if you are a U.S. person (as defined in the Substitute Form W-9). If you are not a U.S. person, please contact Donna Talamo at the address provided above for an alternative form that you will need to complete.

Underwriting Agreement

The Underwriting Agreement is entered into by and among NYMEX Holdings, Inc. as issuer, you as a "selling stockholder" (executed by your attorneys-in-fact), and J.P. Morgan Securities Inc. and Merrill Lynch, Pierce Fenner & Smith Incorporated, as representatives of the underwriters. It governs the sale of the shares of common stock by NYMEX Holdings, Inc. and the selling stockholders to the underwriters which is necessary to facilitate the IPO. You, as a selling stockholder, will be required to give customary representations and warranties pertaining to, among other things, your ownership of the shares that you are selling in the IPO, your ability to enter into the Underwriting Agreement and the fact that the shares you are selling are free of liens and other encumbrances. In the Underwriting Agreement, you will also agree to customary indemnification provisions relating to information about yourself that you are delivering to NYMEX Holdings, Inc. for inclusion in the registration statement on Form S-1, which generally is the information in your IPO Questionnaire and NASD Questionnaire. Please note, you are receiving a copy of the representations, warranties and indemnification provisions contained in the draft Underwriting Agreement that are applicable to you as a selling stockholder. Pursuant to the Irrevocable Power of Attorney, you agree to enter into the Underwriting Agreement as it may be further negotiated. We will not, however, make any further material changes to the representations, warranties and indemnification provisions in the draft Underwriting Agreement that are applicable to you as a selling stockholder. Please contact Donna Talamo at the address provided above at any time for the most up to date version of the Underwriting Agreement in its entirety.

Registration Statement on Form S-1

The registration statement on Form S-1 is filed with the SEC and is the main offering document by which shares of our common stock are registered in the IPO. The registration statement includes a prospectus that describes NYMEX Holdings, Inc., its business, capitalization, management, and other matters. Prior to the consummation of the IPO, the SEC must deem our registration statement on Form S-1 effective. The latest draft of the registration statement on Form S-1, which will be further amended, includes our and the underwriters' current estimated range of prices at which we may offer shares in the IPO. The estimated price range at which we may offer shares to the public in the IPO is $48 to $52 per share. Actual proceeds that the selling stockholders will receive will be the public offering price, subject to any required withholding under applicable tax laws. You may access the registration statement and all amendments thereto, including our latest, via the SEC's website at www.sec.gov/edgar/searchedgar/companysearch.html and typing in "NYMEX" under "Company name."

You should note, however, that this estimated IPO price range is only an estimate and that the actual price at which shares will be sold (including shares you irrevocably commit to sell pursuant to the documents referred to in this invitation) may be higher or lower than such estimated IPO price range. The actual price at which shares will be sold will subsequently be determined by NYMEX Holdings, Inc. and the underwriters. NYMEX has appointed a Pricing Committee of the Board of Directors to set the final offering price of our common stock. Once the price is set by the Pricing Committee of the Board of Directors, you will be bound by it and it will be the price at which our common stock is sold in the IPO, both by you as well as by NYMEX Holdings, Inc. You will not have the right to rescind your participation even if the actual Offering price is below the range.

We reserve the right, in our sole discretion, to extend the participation deadline and/or to send other IPO participation invitations to potential selling stockholders at a later date. In addition, we reserve the right, in our sole discretion, to cut-back (in whole or in part) the number of shares that you (or any other selling stockholder) will be permitted to sell in the IPO, such cut-back to be applied on a consistent basis.

You may elect to sell some or all of your shares of Series A-1, A-2 or A-3 Common Stock in the IPO from any series that you choose. You may only sell, however, in 1,000 share increments per series. Notwithstanding the foregoing, in the event of a cut-back, we reserve the right, in our sole discretion, to cut-back any of the shares of Series A-1, A-2 and A-3 Common Stock in the amount and the manner as we deem necessary, such cut-back to be applied on a consistent basis. We also reserve the right to request additional documentation from you, in the event that we determine that it is necessary in order to allow you to participate in the IPO. Additionally, in the event of the consummation of the COMEX Division transaction and the issuance of shares of Series B Common Stock to owners of COMEX Division memberships, owners of Series B Common Stock may be included as selling stockholders, subject to certain conditions.

As a selling stockholder in the IPO, you may be subject to liability as a seller of securities under the federal securities and other laws, with regard to information that you submit or fail to submit for inclusion in the registration statement. Accordingly, you should consult your own tax, financial and legal advisors before deciding to sign and deliver the enclosed items in order to participate in the IPO.

The law firm of Sidley Austin llp has been retained by NYMEX Holdings, Inc. to answer any questions you may have relating to this letter. You may contact Prabhat Mehta, Esq., Partner at Sidley Austin llp, 787 Seventh Avenue, New York, New York 10019, at 212.839.8526 at any time with any questions regarding this letter.

Very truly yours, /s/Richard Schaeffer Chairman of the Board	/s/James Newsome President and Chief Executive Officer

A public offering of the common stock of NYMEX Holdings, Inc. which may include shares offered by our selling stockholders, will be made only by means of a prospectus which, when available, may be obtained from JPMorgan Securities, Inc. at 4 Chase Metrotech Center, CS Level, Brooklyn, NY 11245 Attention: Chase Distribution & Support Service Northeast Statement Processing or Merrill Lynch, Pierce, Fenner & Smith Incorporated, 4 World Financial Center, FL 05, New York, NY 10080.

A registration statement relating to these securities has been filed with the Securities and Exchange Commission, but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This letter and the enclosed documents shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

IPO Participation Questionnaire

The undersigned beneficial owner (the "Selling Stockholder") of shares of Series A-1, A-2 and/or A-3 Common Stock of NYMEX Holdings, Inc. (the "Company") hereby requests to include in the Company's registration statement on Form S-1 (the "Registration Statement'') in connection with the Company's proposed initial public offering (the "IPO") up to the maximum number of shares of common stock indicated below in response to Question 3(a).

You may elect to sell some or all of your shares of Series A-1, A-2 or A-3 Common Stock in the IPO from any series that you choose. You may only sell, however, in 1,000 share increments per series. Notwithstanding the foregoing, in the event of a cut-back, we reserve the right, in our sole discretion, to cut-back any of the shares of Series A-1, A-2 and A-3 Common Stock in the amount and the manner as we deem necessary, such cut-back to be applied on a consistent basis. We also reserve the right to request additional documentation from you, in the event that we determine that it is necessary in order to allow you to participate in the IPO. Additionally, in the event of the consummation of the COMEX Division transaction and the issuance of shares of Series B Common Stock to owners of COMEX Division memberships, holders of Series B Common Stock may be included as selling stockholders, subject to certain conditions.

The Selling Stockholder acknowledges and agrees that the certifications, representations, warranties and agreements contained in this questionnaire are made for the benefit of, and may be relied upon by, the Company, the attorneys-in-fact specified in the Irrevocable Power of Attorney of Selling Stockholder, the underwriters of the IPO (the "Underwriters"), the representatives, agents and counsel of each of the foregoing and counsel for the Selling Stockholder, including in connection with the preparation of the Registration Statement and related preliminary and final prospectuses.

The Selling Stockholder hereby provides the following information to the Company and represents and warrants that such information is accurate and complete and will be accurate and complete at such time, if any, that the Registration Statement is declared effective by the Securities and Exchange Commission (the "SEC"):

  Name:
    Full legal name of Selling Stockholder:

    Full legal name of registered holder (if not the same as in (a) above) of shares of Series A-1, A-2 or A-3 Common Stock, in Question 3 below:

  Identification Information:
    If you are an Individual Selling Stockholder, please provide:

Date of Birth:

Home Address:

Telephone:
Fax:
E-Mail:

    If you are an Entity Selling Stockholder, please provide:

State of Incorporation or Jurisdiction of Organization:

Address:

Telephone:
Fax:
E-mail:

Name and Position of Authorized Signatory:

  Beneficial Ownership of Securities:

  The undersigned Selling Stockholder represents that he or she beneficially owns the shares of Series A-1, A-2 or A-3 Common Stock, or any shares of the Company's common stock issuable upon conversion, repurchase or redemption of any other securities of the Company. A "beneficial owner" of a security includes any person who directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power and/or investment power with respect to the security. A person is also a beneficial owner of a security if he or she has the right to acquire beneficial ownership of the security at any time within sixty days, including, but not limited to, any right to acquire through the (1) exercise of an option, warrant or right, (2) conversion of a convertible security, (3) power to revoke a trust, discretionary account or similar arrangement, or (4) automatic termination of a trust, discretionary account or similar arrangement. The possession of the legal power to vote and/or direct the disposition of securities, in the absence of unusual circumstances, will be sufficient to confer beneficial ownership. For example, a trustee who, under the terms of the trust agreement, has or shares, either directly or indirectly through one or more controlled entities, voting power and/or investment power with respect to particular securities will usually be deemed a beneficial owner of such securities. In addition, other facts and circumstances short of an actual legal power may give rise to beneficial ownership for SEC purposes. For example, if you participate in voting or investment decisions with respect to securities held of record by another person (e.g., your spouse, children or relatives), you may be deemed a beneficial owner of such securities.

    Total number of shares of Series A-1, A-2 or A-3 Common Stock, beneficially owned:

Common Stock
Series A-1

Series A-2

Series A-3

    Do you own any COMEX memberships?

    If so, how many?

    Maximum number of shares of common stock which the Selling Stockholder wishes to include in the offering - You may only sell, however, in 1,000 share increments per series:

Common Stock
Series A-1

Series A-2

Series A-3

  The undersigned Selling Stockholder acknowledges and agrees that the Company reserves the right, in its sole discretion, to cut-back (in whole or in part) the number of shares that the Selling Stockholder will be permitted to sell in the IPO, such cut-back to be applied on a consistent basis. The undersigned Selling Stockholder further acknowledges and agrees that, in the event of a cut-back, the Company reserves the right in its sole discretion to cut-back any of the Series A-1, A-2 and A-3 Common Shares in the amount and the manner as it deems necessary, such cut-back to be applied on a consistent basis.

  Relationships with the Company:

Except as set forth below, neither the Selling Stockholder nor any of his, her or its affiliates, officers, directors has held any position or office or has had any other material relationship with the Company (or any of its predecessors or affiliates) during the past three years. For the purposes of this question, material relationship includes, within the past three years, service on the board of directors, entry into an employment agreement or entry into a consulting agreement.

Signature

By signing below, the Selling Stockholder consents to the disclosure of the information contained herein in the answers to Questions 1 through 4 above (other than the date of birth, telephone, fax and e-mail information) and the inclusion of such information in the Registration Statement and related preliminary and final prospectuses.

The Selling Stockholder agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein which may occur subsequent to the date hereof at any time before the Registration Statement is declared effective by the SEC and to provide any additional information as the Company or its representatives, agents or counsel may reasonably request. All notices hereunder shall be made in writing, by hand-delivery, first-class mail, or air courier guaranteeing delivery to NYMEX Holdings, Inc., One North End Avenue, World Financial Center, New York, NY 10282. Attention: Donna Talamo.

The agreements, representations and warranties contained in this questionnaire shall be binding on the Selling Stockholder and his, her or its successors, heirs, personal representatives and assigns.

The undersigned, by authority duly given, has caused this questionnaire to be executed and delivered either in person or by its duly authorized agent.

(Print name of Selling Stockholder)

By:
Name:
Title:

Dated: , ___